Exhibit 99.2

Statements concerning future performance, developments or events, expectations for growth and income forecasts, and any other guidance on future periods, constitute forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from stated expectations.
Specific factors include, but are not limited to, loan production, balance sheet management, the economic condition of the Las Vegas market, net interest margin, loan quality, the ability to control costs and expenses, interest rate changes and financial policies of the United States government, and general economic conditions.  Additional information on these and other factors that could affect financial results are included in our Securities and Exchange Commission filings.
When used in this Presentation, the words or phrases such as “will likely result in,”
“management expects that,” “will continue,” “is anticipated,” “estimate,”
“projected,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (PSLRA).  Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof.
Community Bancorp undertakes no obligation to publicly revise these forward-
looking statements to reflect subsequent events or circumstances.  This statement is included for the express purpose of protecting Community Bancorp and PSLRA's safe harbor provisions.
Forward Looking Information

This Presentation may be deemed to be solicitation material in respect to the proposed transaction between
Community Bancorp and Valley Bancorp pursuant to an Agreement to Merge and Plan of Reorganization,
dated as of June 28, 2006 by and among Community Bancorp and Valley Bancorp. While this Presentation relates primarily to the second quarter 2006 financial results of Community Bancorp, because of the pending acquisition of Valley Bancorp, the filing of this Presentation is being made in connection with
Rules 165, 425 and 14a-12 promulgated by the Securities and Exchange Commission (“SEC”).
In connection with the proposed acquisition of Valley Bancorp, Community Bancorp will file with the SEC a registration statement on SEC Form S-4. The registration statement will contain a joint proxy statement/prospectus which will describe the proposed transaction and its proposed terms and conditions.
Shareholders of Community Bancorp and Valley Bancorp are encouraged to read the registration material and proxy statement/prospectus before making any voting or investment decisions because these documents will contain important information about the transaction. A definitive joint proxy statement will be sent to the shareholders of Community Bancorp and Valley Bancorp seeking required shareholder approvals of
Community Bancorp’s acquisition of Valley Bancorp. A copy of the Agreement was filed with the SEC as an exhibit to Community Bancorp’s 8-K filed June 30, 2006, a separate filing from the Form S-4. The registration statement, the Form 8-K and all other documents filed with the SEC in connection with the transaction will be available for free when filed, both on SEC’s web-site (www.sec.gov) or by contacting
Cathy Robinson, Executive Vice President and Chief Financial Officer, Community Bancorp, 400 South
4th Street, Las Vegas, Nevada 89101. Additionally, all forms filed with the SEC and additional shareholder information are available free of charge on Community Bancorp’s web-site: www.communitybanknv.com.
Community Bancorp posts these reports to its web-site as soon as reasonably practicable after filing them with the SEC. None of the information on or hyper-linked from Community Bancorp’s web-site is incorporated into this Presentation.
Securities Law Matters

Issuer: Community Bancorp
NASDAQ Symbol CBON
Shares Outstanding (6/30/06):             7,387,069
52 Week High/Low:                              $28.87 to $34.75 per Share
Market Capitalization Range:             $213 Million to $257 Million
Stock Summary
SBA Funded Property

•
Community Bancorp, with one billion dollars in assets, is the bank holding company for Community
Bank of Nevada, one of the largest community banks serving the greater Las Vegas market
•
Profitable every year since 1995
•
Provides a complete array of commercial banking products and services to small-to medium-sized businesses
•
We have been a consistent, high performing institution
Assets (Five Year CAGR) 24%
Net Income (Five Year CAGR) 26%
Return on assets (Five Year Average) 1.21%
Return on equity (Five Year Average) 15.7%
2Q 06 ROA 1.52%
2Q 06 ROE 13.4%
•
Asset Quality - 0.21% non-performing assets to total loans
•
Human Capital - experienced management team at
every level of key responsibilities
Company Overview

•
On June 28, 2006 Community Bancorp announced the signing of a definitive agreement to acquire all of the common stock and
equivalents of the Las Vegas, NV based Valley Bancorp (Nasdaq:
VLLY) for approximately $137 million in stock and cash
•
Shareholders of Valley Bancorp will have the option to receive $46.00 per share in cash, shares of Community Bancorp common stock, or a combination of cash and stock subject to the aggregate consideration mix of 75% stock and 25% cash, subject to adjustment
•
Expected to close in the fourth quarter of 2006, the acquisition has been approved by the Board of Directors of each company and is expected to be accretive to Community Bancorp’s 2007 earnings per share
•
Upon the consummation of the transaction, Valley Bancorp will be merged into Community Bancorp and Valley Bank will be merged into Community Bank of Nevada
Acquisition Profile

•
The combined institutions will have approximately $1.5 billion in assets and 15 branches serving the growing communities of Clark and
Nye Counties
•
Founded in 1998, Valley Bank is the wholly owned commercial bank subsidiary of Valley Bancorp
•
They have a network of five branches in the Southern Nevada
markets of Las Vegas, Henderson, Green Valley and Pahrump
•
As of June 30, 2006, Valley Bancorp reported assets of $441 million
•
Their focus is providing banking products and services to small to medium sized businesses
Acquisition Profile

Acquisition Profile
•
On July 20, 2006 Community Bancorp announced the signing of a definitive agreement to purchase all of the outstanding common stock of
Glendale, Arizona based Cactus Commerce Bank for approximately $13 million in cash
•
Cactus Commerce Bank, founded in 2003, is a commercial bank with assets of approximately $42 million serving the greater Phoenix metropolitan area
•
Upon consummation of the transaction, Cactus Commerce Bank will become a wholly owned subsidiary of Community Bancorp
•
Expected to close in the late third quarter or early in the fourth quarter of 2006
•
This is the first acquisition for Community Bancorp outside of Nevada, and is consistent with the Company’s strategy to expand into other high growth markets in Arizona and California

* According to Clark County Comprehensive Planning, UNLV CBER
NV Branch Locations and Market Area
Valley Bancorp Locations Current Locations
• Ten full service offices located throughout
the greater Las Vegas Area (15 at close of
Valley Bancorp merger)
• Between 2001 and 2005 Clark County’s
population grew by approximately 5% per
year compared to the national average of
1.2%*
• In 2005 Clark County reached a
population of 1,815,700
• According to FDIC, deposits in Clark
County grew from $15 billion to $34 billion
between June 2001 and June 2005, a
compound annual growth rate of 22%

AZ Branch Location and Market Area
Cactus Commerce Bank Locations
• One full service office located in
Phoenix, AZ (1 planned in Fountain Hills
region for 4th
Quarter 2006)
• The projections indicate that the top five
fastest-growing states between 2000 and
2030 would be Nevada (114%), Arizona
(109%)
• In 2005 Phoenix, AZ reached a
population of 3,635,528
*According to US Census, FDIC
**Proposed Market Area
Approved Location

Source: SNL Securities at 6/30/05
COUNTY: Clark, NV
2005 2005
Total Total
2005 Deposits Market
2005 2005 Branch in Market Share
Rank Institution Type Count $0 (%)
1 Citigroup Inc. (NY) Bank 13 6,663,054 23.36
2 Bank of America Corp. (NC) Bank 50 5,986,101 20.98
3 Wells Fargo & Co. (CA) Bank 68 4,797,414 16.82
4 Zions Bancorp. (UT) Bank 48 1,926,091 6.75
5 Western Alliance Bancorp (NV) Bank 5 1,251,452 4.39
6 U.S. Bancorp (MN) Bank 35 1,240,783 4.35
7 Washington Mutual Inc. (WA) Thrift 34 950,744 3.33
8 Marshall & Ilsley Corp. (WI) Bank 1 841,842 2.95
9 Community Bancorp (NV) Bank 9 651,696 2.28
10 First NB Holding Company (AZ) Bank 6 518,029 1.82
11 Silver State Bancorp (NV) Bank 9 493,839 1.73
12 Golden West Financial (CA) Thrift 2 429,565 1.51
13 Capitol Bancorp Ltd. (MI) Bank 4 286,358 1
14 Intermountain First Bancorp (NV) Bank 1 285,288 1
15 Irwin Financial Corp. (IN) Bank 1 254,828 0.89
16 Colonial BancGroup Inc. (AL) Bank 7 208,915 0.73
17 Sun West Capital Corp. (NV) Bank 3 202,303 0.71
18 Central Financial Corp. (KS) Bank 3 187,123 0.66
19 Business Bank Corporation (NV) Bank 4 185,572 0.65
20 BNP Paribas Group Bank 7 184,996 0.65
21 Valley Bancorp (NV) Bank 3 160,950 0.65
Deposit Market Share

• Continue to enhance our risk management
• Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices
• Continue to improve our efficiency ratio
• Continue to actively manage interest rate and market risks
– Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities
• Continue to develop low-cost funding sources
• Continue to recruit, retain and train our officers and employees
• Diversify our revenue source
– Increase number of products being sold to each of our client relationships
Operating Strategies

* Community Bancorp was founded in 2002
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Charles McCluer
Chairman, President & Chief Executive Officer
EVP and Chief Operating Officer
EVP and Chief Financial Officer
SVP and Chief Information Officer
Years of
Experience
33+
23+
30+
18+
Years with
CBON
11+
4+
10+
1
Experienced Management –
Community Bancorp

* Community Bank of Nevada was founded in 1995
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Don F. Bigger
Bruce Ford
Tom McGrath
Founder and Chief Executive Officer
President and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Credit Administrator
EVP and Chief Credit Officer
EVP and Chief Risk Manager
Years of
Experience
34+
23+
30+
21+
21+
30+
Years with
CBON
11+
4+
10+
3+
1+
1
Experienced Management –
Community Bank of Nevada

• To capitalize on growth opportunities in Las Vegas, Phoenix and other rapidly expanding markets
– Acquire other community banks or organize de novo banks in markets that offer regional continuity, such as the greater Las Vegas and Phoenix areas or similar high-growth markets in California
– Opening the 10    branch for Community Bank of Nevada in the northwest
Las Vegas area for the fall of 2006 and plans to open two additional branches per year through 2008
– Planning the opening of the 2    branch (upon successful merger closing) in
the greater Phoenix area for Cactus Commerce Bank in the fourth quarter of 2006 with plans to open two additional branches per year through 2008
• Utilize expanded branch presence and increase penetration of the professional and business services industries to increase core deposits
• Leverage market conditions, branch network and human capital to maintain above peer market levels of growth and profitability
• Continue to enhance previous commitments to internal controls to maintain sound risk management while experiencing high growth volume
Growth Strategies
th
nd

0
200
400
600
800
1000
1200
1400
1600
1800
2000
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Clark County Total Population (000)
1
0
4
0
1
2
4
6
1
3
2
1
1
4
2
8
1
4
9
8
1
5
7
8
1
6
4
1
1
7
4
7
1
8
1
5
1
1
8
8
1
1
1
9
Source: Clark County Comprehensive Plan- 2006 & 2007 are forecasts; FDIC
Our Market Place – Las Vegas, NV
1
8
8
7
1
9
5
6
4.9% 4.6% 4.7% 3.1% 2.1% Clark County NV
Q106 2005 2004 2003 2002
TOTAL EMPLOYMENT GROWTH (NEVADA)

Our Market Place – Las Vegas, NV
$7.0 Billion Project
MGM CityCentre
$1.6 Billion Project
Las Vegas Sands Corp.
The Palazzo
$1.7 Billion Project
$4.0 Billion Project
Boyd Gaming
Echelon Resort
Encore at
Wynn Las Vegas
TOTAL CONSTRUCTION COSTS - $19.3 BILLION
$5.0 Billion Project
Harrah’s Entertainment

0
500
1000
1500
2000
2500
3000
3500
4000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Greater Phoenix Total Population (000)
2
6
3
5
2
9
1
3
3
0
2
7
3
1
9
2
3
2
5
9
3
3
9
7
3
5
2
4
3
6
4
9
3
7
6
4
2
8
0
6
2
7
2
1
Source: GPEC- 2006 & 2007 are forecasts; FDIC
Our Market Place – Phoenix, AZ
3
8
7
9
4.7% 4.1% 3.6% 1.7% 1.4% Maricopa County, AZ
Q106 2005 2004 2003 2002
TOTAL EMPLOYMENT GROWTH (ARIZONA)

Our Market Place-
Las Vegas, NV & Phoenix, AZ
24.47 1 Phoenix, AZ 2.40 6 4.47 5
47.90 3 Orlando, FL 2.44 4 4.70 4
19.92 15 Austin, TX 1.90 9 4.78 3
32.09 8 Las Vegas, NV 4.18 2 6.17 2
7.18 34 Naples, FL 5.73 1 6.24 1
05-’10 (000’s) 05-’10 Rank MSA 00-’05 (%) 00-’05
Rank
05-’10 (%) 05-’10
Rank
Absolute Annual Growth Annual Growth Rate
IRR-Viewpoint 2006 Integra Realty Resources, INC Top 5 Markets
TOTAL EMPLOYMENT GROWTH
59.21 11 Orlando, FL 3.2 4 3.08 5
120.05 3 Phoenix, AZ 3.41 3 3.13 4
49.97 13 Austin, TX 3.13 5 3.42 3
80.46 8 Las Vegas, NV 4.82 1 4.65 2
16.45 31 Naples, FL 4.64 2 5.25 1
05-’10 (000’s) 05-’10 Rank MSA 00-’05 (%) 00-’05
Rank
05-’10 (%) 05-’10
Rank
Absolute Annual Growth Annual Growth Rate
IRR-Viewpoint 2006 Integra Realty Resources, INC Top 5 Markets
POPULATION GROWTH

24.97 25.39 50,887 2 13.79 2 14.65 5,882,500 Arizona
18.49 19.33 53,239 1 20.82 1 22.53 2,448,536 Nevada
Projected
HH Income
Change
2005-2010
(%)
HH Income
Change
2000-2005
(%)
Medium
HH
Income
2005
($)
Rank
in
US
Projected
Population
Change
2005-2010
(%)
Rank
in
US
Population
Change
2000-2005
(%)
Total
Population
2005
(Actual) State
*Growth percentage inset in state outline is projected 5-year growth
Source: SNL DataSource
Growth Characteristics

Migration by State
74.3 316,148 112.9 480,272 187.2 796,420 Arizona 2
151.5 233,934 150.3 232,189 301.8 466,123 Nevada 1
Rate Number Rate Number Rate Number Area Rank
Net Migration Out Migration In Migration
Arizona Migration
Positive net migration with less than 30,000 gross migration
Negative net migration
Largest source of net migration
Other major sources of net migration (>30,000)
Other major source of gross in migration (<10,000)
Nevada Migration
Source: US Census Bureau
State of migration

23 $573,961 $463,431 $400,571 ($000) $892,708 CAGR = 23% $1,009,513 2003 2002 2004 1H 06 Strong Asset Growth 2005 1H 06 As of 12/31/05 $960,192 $892,708 1Q 06

24 $806,873 CAGR = 25% ($000) $663,407 $350,082 $293,535 $403,270 2005 2003 2002 2004 1H 06 Loan Growth $762,175 $663,407 1H 06 As of 12/31/05 1Q 06

25 As of June 30, 2006 Construction 55% Commercial Real Estate 26% Consumer & Other 1% Residential Real Estate 3% Commercial 15% Loan Portfolio

26 ($000) CAGR = 20% $725,088 $403,713 $476,252 $351,584 2005 2003 2002 2004 1H 06 Deposit Growth $793,433 $747,540 1H 06 As of 12/31/05 1Q 06 $725,008

27 Interest Bearing Demand 5% Money Market 43% Savings 1% Time Certificates 20% Wholesale Deposits 9% Non-interest Bearing Demand 22% Deposit Mix As of June 30, 2006

28 ($000) 0.14% 0.21% 1.00% 0.78% 1.99% 2005 2003 2002 2004 1H 06 Credit Quality NPAs to Total Loans & OREO

29 ($000) $10,065 $3,763 $5,215 $5,421 $3,425 2005 2003 2002 2004 1H 06 Gains in Net Income $4,725 $7,188

30 11.4% 13.0% 17.8% 15.1% 19.1% 2005 2003 2002 2004 1H 06 Consistently Profitable ROE

Balance Sheet (in $000s)
1H 06
2005 2004 2003 2002
Assets 1,009,513 $ 892,708 $ 573,961 $ 463,431 $ 400,571 $
Gross Loans 806,873       663,407    403,270 350,082 293,535
Allowance for Loan Losses 9,730           8,117        6,133 5,409 4,688
Deposits 793,433       725,088    476,252 403,713 351,584
Equity 114,172       106,749    77,553 32,201 27,212
Ratios
Average Equity to Average Assets 11.73% 12.60% 6.86% 6.70% 6.94%
Leverage Ratio 13.16% 13.09% 16.91% 8.96% 8.84%
Tier 1 Risk-Based Capital Ratio 13.95% 14.20% 19.66% 11.18% 11.03%
Total Risk-Based Capital Ratio 15.02% 16.29% 20.92% 13.61% 14.14%
Allowance for Loan Losses to Total Loans 1.21% 1.22% 1.52% 1.55% 1.60%
Balance Sheet

Income Statement (in $000s, except per share data)
2Q 06 1Q 06 4Q 05 3Q 05 2Q 05 1Q 05
Interest and dividend income 19,263 $   16,696 $   15,394 $   12,561 $   9,676 $     8,706 $
Interest expense 6,866        5,419        4,703 3,326 2,306 2,176
Net interest income 12,397      11,277      10,691 9,235 7,370 6,530
Provision for loan losses 625           982           269 725 91 -
Net interest income after
provision for loan losses 11,772      10,295      10,422 8,510 7,279 6,530
Non-interest income 530           528           803 677 419 376
Non-interest expense 6,599        5,675        7,027 5,421 4,641 3,423
Income before income taxes 5,703        5,148        4,198 3,766 3,057 3,483
Provision for income taxes 1,940        1,723        1,221 1,080 1,037 1,101
Net income 3,763 $     3,425 $     2,977 $     2,686 $     2,020 $     2,382 $
EPS - basic 0.51 $       0.46 $       0.40 $       0.38 $       0.30 $       0.35 $
EPS - diluted 0.50 $       0.46 $       0.40 $       0.38 $       0.29 $       0.35 $
Income Statement

33 CAGR = 20% $1.42 $.50 $1.10 $1.10 $0.46 2005 2003 2002 2004 1H 06 EPS - Diluted $1.01 $.96

(1) Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.
(2) Non-performing assets are defined as loans that are past due 90 days or more, non-accrual loans plus other real estate owned.
1H 06
Non-performing loans to total loans
(1)
0.21%
Non-performing assets to total loans
(2)
0.21%
Non-performing assets to total assets 0.17%
Allowance for loan losses to total loans 1.21%
Allowance for loan losses to non-performing loans 577.5%
Allowance for loan losses to non-performing assets 577.5%
Net charge-offs to average loans 0.00%
OREO NONE
Asset Quality

• Loan growth of 71.3% year-over-year
• Quarter net income up 86.3% year-over-year
• Quarter diluted earnings per share up 72.4% year-over-year
• Deposit growth of 57.4% year-over-year
($mlns)
2005
2004
2003 2006 2005
Assets $892.7 $574.0 $463.4 $1,009.5 $651.1
Goodwill and Core Deposit Intangible $24.8 $0.0 $0.0 $23.6 $0.0
Tangible Equity $82.0 $77.6 $32.2 $90.6 $81.6
NPAs/Loans + OREO 0.14% 0.78% 1.00% 0.21% 0.13%
NCOs/Avg Loans 0.01% 0.05% 0.31% 0.00% 0.04%
Net Income $10.1 $5.4 $5.2 $7.2 $4.4
EPS- diluted $1.42 $1.10 $1.10 $0.96 $0.64
Net Interest Margin 5.12% 4.65% 4.72% 5.37% 4.79%
Efficiency Ratio 56.8% 64.7% 56.6% 49.6% 54.9%
ROA 1.43% 1.04% 1.19% 1.52% 1.44%
ROE 11.4% 15.1% 17.8% 13.0% 11.0%
At or for Year Ended December 31, Six Months Ended June 30,
Summary

Category 1H 06
Deposits 793,433 $    45,893 $     6.1% 289,371 $    57.4%
Loans 806,873 $    44,698 $     5.9% 335,766 $    71.3%
From 1H 05 From 1Q 06
Actual Change Change
($000)
Highlights
Category 2Q 06
Net Income 3,763 $       338 $          10.0% 1,743 $       86.3%
Net Interest Margin 5.35% -0.04% -0.74% 0.26% 5.1%
Revenue 12,927 $     1,122 $       9.5% 5,138 $       66.0%
From 2Q 05 From 1Q 06
Actual Change Change

Financials
$41,642 $440,664 $1,009,513 Total Assets
$60,000 $3,640,000 $7,188,000 Net Income
Cactus Commerce Bank Valley Bancorp Community Bancorp
As of June 30, 2006
Unaudited Total Assets and Earnings
Source: Community Bancorp- Earnings Release 2Q 06; Valley Bancorp- Earnings Release 2Q 06; Cactus Commerce Bank- Current Balance Sheet

•
Excellent expansion opportunities in both Las Vegas and other high growth markets
•
Consistent, high performance institution
–
Five year CAGR of assets and net income of 24% and 26%
respectively
–
Five year average ROE and ROA of 15.7% and 1.21%
respectively
•
Focus on business banking and total client relationships
•
Experienced management team with over 159 years
combined banking experience in the greater Las Vegas area
•
Diversification of markets with the addition of Arizona
Why invest with us?